                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant [X]

Filed by a party other than the registrant [_]

Check the appropriate box:

[_]Preliminary proxy statement            [_]CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))
[X]Definitive proxy statement

[X]Definitive additional materials

[_]Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             The China Fund, Inc.
             -----------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transactions applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials:

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:

  (2) Form, Schedule or Registration Statement no.:

  (3) Filing party:

  (4) Date filed:

                             THE CHINA FUND, INC.

                             c/o HSBC James Capel
                            140 Broadway, 5th Floor
                           New York, New York 10005

                                                              February 13, 1998

Dear Stockholders:

  The Annual Meeting of Stockholders of The China Fund, Inc. (the "Fund") will be held at 10:00 A.M. on Friday, March 13, 1998, at the offices of Rogers & Wells, 50th Floor, 200 Park Avenue, New York, New York, 10166. A Notice and Proxy Statement regarding the meeting, proxy card for your vote at the meeting, and postage prepaid envelope in which to return your proxy are enclosed.

  At the Annual Meeting, the stockholders will (i) elect a class of the Fund's directors, (ii) consider the ratification of the selection of KPMG Peat Marwick L.L.P. as independent auditors, and (iii) consider whether to approve an amended Investment Advisory and Management Agreement between the Fund and HSBC Asset Management Hong Kong Limited (formerly Wardley Investment Services (Hong Kong) Limited). In addition, the stockholders present at the Annual Meeting will hear a report on the Fund and will have an opportunity to discuss matters of interest to them.

  The Board has recommended that the stockholders vote in favor of each of the foregoing matters.

                                         Respectfully,

                                         /s/ Thomas R. Callahan
                                         Thomas R. Callahan
                                         Secretary


 UNDER THE PROPOSED AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, THE INVESTMENT MANAGEMENT FEE WOULD BE REDUCED FROM AN ANNUAL RATE OF 1.50% TO 1.25% OF THE FUND'S WEEKLY NET ASSETS. ACCORDINGLY, STOCKHOLDERS ARE STRONGLY URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO INSURE A QUORUM AT THE MEETING AND APPROVAL OF THE AMENDED AGREEMENT.

                             THE CHINA FUND, INC.

                 NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                                MARCH 13, 1998

To the Stockholders of
The China Fund, Inc.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The China Fund, Inc. (the "Fund") will be held at the offices of Rogers & Wells, 50th Floor, 200 Park Avenue, New York, New York, 10166, on Friday, March 13, 1998, at 10:00 A.M., local time, for the following purposes:

  1. To elect four Class II directors to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2001.

  2. To ratify or reject the selection of KPMG Peat Marwick L.L.P. as independent auditors of the Fund for its fiscal year ending October 31, 1998.

  3. To approve or disapprove an amended Investment Advisory and Management Agreement between the Fund and HSBC Asset Management Hong Kong Limited (formerly Wardley Investment Services (Hong Kong) Limited).

  4. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on January 30, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

  You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                          By order of the Board of Directors,

                                          /s/ Thomas R. Callahan
                                          Thomas R. Callahan
                                          Secretary

February 13, 1998

                                THE CHINA FUND
                             C/O HSBC JAMES CAPEL
                            140 BROADWAY, 5TH FLOOR
                           NEW YORK, NEW YORK 10005

                                 ------------

                                PROXY STATEMENT

                                 ------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE CHINA FUND, INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Rogers & Wells, 50th Floor, 200 Park Avenue, New York, New York, 10166, on Friday, March 13, 1998, at 10:00 A.M., local time, and at any adjournments thereof.

  This Proxy Statement and the form of proxy are being mailed to stockholders on or about February 13, 1998. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary, The China Fund, Inc., c/o HSBC James Capel, 140 Broadway, 5th Floor, New York, New York 10005) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the meeting.

  The Board of Directors has fixed the close of business on January 30, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 10,844,937.459 shares of common stock. To the knowledge of the Fund's management, no person owned beneficially more than 5% of the Fund's outstanding shares as of January 30, 1998.

  Management of the Fund knows of no business other than that mentioned in Items 1 through 3 of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1997 TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE BY WRITING TO THE CHINA FUND, INC., C/O DEWE ROGERSON INC., 850 THIRD AVENUE, NEW YORK, NEW YORK 10022,
ATTENTION: MARISSA L. MORETTI, OR BY CALLING (888) CHN-CALL.

  The Board recommends that the stockholders vote in favor of each of the matters mentioned in Items 1 through 3 of the Notice of Meeting.

                           (1) ELECTION OF DIRECTORS

  Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of Mr. Michael F. Holland, Mr. Burton Levin, Mr. James J. Lightburn, and Mr. David F. J. Paterson as Class II directors of the Fund, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2001, or until their successors are elected and qualified. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. The election of each director will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

INFORMATION CONCERNING NOMINEES AND MEMBERS OF THE BOARD OF DIRECTORS

  The following table sets forth information concerning each of the nominees as a director of the Fund. Each of the nominees is currently a director of the Fund.

NOMINEES

                              PRINCIPAL OCCUPATION OR               SHARES
                              EMPLOYMENT DURING PAST             BENEFICIALLY
                                  FIVE YEARS AND                    OWNED
       NAME (AGE) AND            DIRECTORSHIPS IN       DIRECTOR   JANUARY    PERCENT OF
     ADDRESS OF DIRECTOR      PUBLICLY HELD COMPANIES    SINCE   30, 1998(1)    CLASS
 --------------------------- ------------------------   -------- ------------ ----------
 Michael F. Holland (53)     Chairman, Holland &          1992      1,011     less than
 375 Park Avenue              Company L.L.C. (1995-                               1%
 New York, New York 10152     present); General
                              Partner, The Blackstone
                              Group (1994-1995); Vice
                              Chairman, Oppenheimer &
                              Co. Inc. (1992-1994);
                              Chairman and Chief
                              Executive Officer,
                              Salomon Brothers Asset
                              Management, Inc. (1989-
                              1992); Managing
                              Director, Salomon
                              Brothers Inc. (1989-
                              1992); Director, The
                              Holland Balanced Fund,
                              Inc.; Director,
                              Municipal Partner's
                              Fund, Inc.; Director,
                              Municipal Partners Fund
                              II, Inc.; Director,
                              Municipal Advantage
                              Fund, Inc.
 Burton Levin (67)           Visiting Professor           1992        498     less than
 c/o Political Science Dept.  Carleton College (1995-                             1%
 Carleton College             present); Director,
 Northfield, MN 55057         Noble Ltd. (1997-
                              present); Director, The
                              Asia Society (1990-
                              1995); U.S. Ambassador
                              to Burma (1987-1990).
 James J. Lightburn (54)     Attorney, member of          1992        500     less than
 47, Avenue Georges Mandel    Hughes Hubbard & Reed                               1%
 Paris, France 75116          (1993-present); member
                              of Jones, Day, Reavis &
                              Pogue (1986-1993).

                            PRINCIPAL OCCUPATION OR               SHARES
                            EMPLOYMENT DURING PAST             BENEFICIALLY
                                FIVE YEARS AND                    OWNED
      NAME (AGE) AND           DIRECTORSHIPS IN       DIRECTOR   JANUARY    PERCENT OF
    ADDRESS OF DIRECTOR     PUBLICLY HELD COMPANIES    SINCE   30, 1998(1)    CLASS
 ------------------------- ------------------------   -------- ------------ ----------
 *David F.J. Paterson (53) Managing Director, HSBC      1992      1,000     less than
 c/o HSBC Private Equity    Private Equity                                      1%
 Management Hong Kong       Management Hong Kong
 Limited                    Limited (1992-present);
 10/F Citibank Tower        Managing Director, HSBC
 3 Garden Road, Hong Kong   Private Equity
                            Management Limited;
                            Director, The HSBC
                            China Fund Limited;
                            Director, Road King
                            Infrastructure Limited
                            (1996-present);
                            Director, Wardley Asia
                            Pacific Investments
                            Limited (1991-present);
                            Adviser, Wardley China
                            Investment Trust.
 OTHER CURRENT DIRECTORS
 John W. English (64)      Chairman of the Board of     1992      4,234     less than
 50-H New England Avenue    the Fund; Vice                                      1%
 Summit, New Jersey         President and Chief
 07902-0640                 Investment Officer, The
                            Ford Foundation (1981-
                            1992); Director, The
                            Northern Trust Company
                            Benchmark Funds;
                            Director, Great Western
                            Financial Sierra Funds.
 *Bernard H. Asher (61)    President of the Fund;       1996       None         --
 c/o HSBC Investment        Executive Director of
 Bank plc, 3/F,             HSBC Holdings plc;
 Thames Exchange            Chairman, HSBC
 10 Queen Street Place      Investment Bank
 London, EC4R 1BQ           Holdings plc; Director,
                            Midland Bank plc;
                            Director, Remy
                            Cointreau; Director,
                            Randgold Resources
                            Limited; Governor of
                            The London School of
                            Economics and Director,
                            St. George's NHS
                            Hospital Trust.
 Sir Alan Donald (66)      British Ambassador to        1992        250     less than
 Chiddingstone Causeway     the People's Republic                               1%
 Nr. Tonbridge              of China (1988-1991);
 Kent, TN11 8JH             Director, HSBC China
 United Kingdom             Fund Limited; Director,
                            Fleming Asia Investment
                            Trust; Adviser, Rolls
                            Royce plc.
 Joe O. Rogers (49)        President, Rogers            1992        375     less than
 7 Louis Edward Court       International, Inc.                                 1%
 Hunt Valley, MD            (1986-present);
 21030                      Partner, PHH Fantus
                            Consulting (1993-1996);
                            Partner, Alcalde,
                            Rousselot & Fay (1992-
                            1993); Director, The
                            Taiwan Fund, Inc.
 Alan Tremain (62)         Chairman, BFX                1992      7,500     less than
 380 South Country Road     Hospitality Group, Inc.                             1%
 Suite 200                  (1996-present);
 Palm Beach, Florida 33480  Chairman, Hotels of
                            Distinction Ventures,
                            Inc. (1989-present);
                            Chairman, Hotels of
                            Distinction, Inc.
                            (1974-present).

                            PRINCIPAL OCCUPATION
                                     OR
                           EMPLOYMENT DURING PAST               SHARES
                               FIVE YEARS AND                BENEFICIALLY
                              DIRECTORSHIPS IN                  OWNED
      NAME (AGE) AND            PUBLICLY HELD       DIRECTOR   JANUARY    PERCENT OF
    ADDRESS OF DIRECTOR           COMPANIES          SINCE   30, 1998(1)    CLASS
 ------------------------- ----------------------   -------- ------------ ----------
 Nigel S. Tulloch (51)     Chief Executive, HSBC      1992      2,000     less than
 7 Circle, Dalkeith Perth,  Asset Management                                  1%
 Western Australia 6009     Bahamas Limited
                            (1986-1992);
                            Director, The HSBC
                            China Fund Limited.

--------
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the nominees and other current directors.
* Directors considered to be "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's investment advisers. Mr. Asher is an interested person because of his affiliation with HSBC Holdings, plc, the ultimate parent of HSBC Asset Management Hong Kong Limited, the Fund's Investment Manager. Mr. Paterson is an interested person because of his affiliation with HSBC Private Equity Management Hong Kong Limited, the Fund's Direct Investment Manager.

  The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Messrs. Donald, English, Holland, Levin, Lightburn, Rogers, Tremain and Tulloch. The Audit Committee met four times during the fiscal year ended October 31, 1997. The Fund's Board has a Nominating Committee, comprised of the current members of the Audit Committee, which is responsible for nominating candidates to fill any vacancies on the Board. The Nominating Committee does not consider nominees recommended by security holders. The Nominating Committee did not meet during the fiscal year ended October 31, 1997. The Fund's Board of Directors held four regular meetings and two special meetings during the fiscal year ended October 31, 1997. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served.

  Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements for the fiscal year ended October 31, 1997 except that the Form 4--Statement of Charges of Beneficial Ownership of Securities for Sir Alan Donald was inadvertently filed late by the management of the Fund, which had undertaken to file the form on his behalf. Section 30(f) of the Investment Company Act of 1940 extends the reporting requirements under Section 16(a) of the Securities Exchange Act of 1934 to the investment advisers of the Fund and the officers and directors of such investment advisers. The Fund believes that its investment advisers and the officers and directors of such investment advisers have complied with all applicable filing requirements for the fiscal year ended October 31, 1997.

OFFICERS OF THE FUND

  Mr. Thomas R. Callahan (age 51) has been Secretary and Treasurer of the Fund since July 1992 and Vice President of the Fund since June 1993. Since April 1991, he has been a Managing Director of HSBC Securities, Inc. (formerly James Capel Incorporated) and previously was a Managing Director of Wardley Incorporated.

FUND MANAGEMENT AND ADMINISTRATION

  HSBC Asset Management Hong Kong Limited acts as Investment Manager for the portion of the Fund's assets allocated for investment in listed securities pursuant to an Investment Advisory and Management Agreement between the Investment Manager and the Fund. The principal business address of the Investment Manager is 10/F Citibank Tower, 3 Garden Road, Hong Kong.

  HSBC Private Equity Management Hong Kong Limited acts as Direct Investment Manager for the portion of the Fund's assets allocated for investment in direct investments pursuant to a Direct Investment Management Agreement among the Direct Investment Manager, the Investment Manager and the Fund. The principal business address of the Direct Investment Manager is 10/F Citibank Tower, 3 Garden Road, Hong Kong.

  State Street Bank and Trust Company acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is P.O. Box 1713, Boston, Massachusetts 02105.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

  The aggregate remuneration for directors not affiliated with the Investment Manager or the Direct Investment Manager was US$143,000 during the year ended October 31, 1997 and, for that period, the aggregate amount of expenses reimbursed by the Fund for directors' attendance at directors' meetings, including affiliated directors, was US$107,880. Each non-affiliated director currently receives fees, paid by the Fund, of US$2,000 for each directors' meeting and committee meeting attended and an annual fee of US$10,000. The Chairman of the Fund receives an additional annual fee of US$2,500.

  The Direct Investment Manager pays the compensation and certain expenses of the personnel of the Direct Investment Manager who serve as directors and officers of the Fund and receives from the Investment Manager a portion of the investment advisory fee paid by the Fund to the Investment Manager. Mr. Paterson also serves as the Managing Director, and is a 25% owner, of the Direct Investment Manager and may participate in the fees paid to that firm, although the Fund will make no direct payments to him.

  The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended October 31, 1997. The Investment Manager and its affiliates do not advise any other U.S. registered investment companies of which any of the directors of the Fund are directors or trustees.

                                                AGGREGATE
                                               COMPENSATION
         NAME OF DIRECTOR                      FROM FUND(1)
         ----------------                      ------------
         John W. English......................   $20,500
         Bernard H. Asher*....................       --
         Sir Alan Donald......................   $16,500
         Michael F. Holland...................   $17,500
         Burton Levin.........................   $16,500
         James J. Lightburn...................   $17,500
         David F. J. Paterson*................       --
         Joe O. Rogers........................   $18,500
         Alan Tremain.........................   $17,500
         Nigel S. Tulloch.....................   $18,500

--------
(1) Includes compensation paid to directors by the Fund. The Fund's directors did not receive any pension or retirement benefits as compensation for their service as directors of the Fund.
 * Messrs. Asher and Paterson, who are "interested persons" of the Fund, did not receive any compensation from the Fund for their services as directors during the fiscal year ended October 31, 1997.

                  (2) RATIFICATION OR REJECTION OF SELECTION
                            OF INDEPENDENT AUDITORS

  At a meeting held on December 12, 1997, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended), selected KPMG Peat Marwick L.L.P. to act as independent auditors for the Fund for the fiscal year ending October 31, 1998. The Fund knows of no direct financial or material indirect financial interest of such firm in the Fund. One or more representatives of KPMG Peat Marwick L.L.P. are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

  The Fund's financial statements for the fiscal year ended October 31, 1997 were examined by KPMG Peat Marwick L.L.P. In connection with its audit services, KPMG Peat Marwick L.L.P. audited the financial statements included in the Fund's annual report for the period ended October 31, 1997 and reviewed the Fund's filings with the Securities and Exchange Commission.

  The selection of independent auditors is subject to the ratification or rejection of the stockholders of the Fund at the meeting. Ratification of the selection of the independent auditors will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

 (3) APPROVAL OR DISAPPROVAL OF THE AMENDED INVESTMENT ADVISORY AND MANAGEMENT
                                   AGREEMENT

  HSBC Asset Management Hong Kong Limited (formerly Wardley Investment Services (Hong Kong) Limited), 10/F Citibank Tower, 3 Garden Road, Hong Kong, acts as Investment Manager for the portion of the Fund's assets allocated to be invested in listed securities pursuant to an Investment Advisory and Management Agreement dated July 9, 1992 between the Investment Manager and the Fund (the "Existing Management Agreement"). The Existing Management Agreement was last approved by the stockholders of the Fund on March 10, 1995 and was last approved by the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party thereto, at a meeting of the Board of Directors held on June 13, 1997, and, unless superseded by the proposed Amended Investment Advisory and Management Agreement described below, will continue in effect until July 9, 1998, and from year to year thereafter if it is approved annually by a vote of a majority of the Fund's directors who are not "interested persons" of any party thereto, cast in person at a meeting called for that purpose, and by either (i) a vote of a majority of the Board of Directors of the Fund or (ii) a vote of a majority of the outstanding shares of the Fund, which as used in this Proxy Statement means the lesser of
(1) the holders of more than 50% of the Fund's outstanding shares or (2) the holders of 67% or more of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

  On June 13, 1997 the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of any party thereto, approved an amended Investment Advisory and Management Agreement (the "Amended Management Agreement"). The proposed Amended Management Agreement is identical in all respects to the Existing Management Agreement except that the investment management fees payable under the Amended Management Agreement would be reduced from an annual rate of 1.50% of the Fund's weekly net assets under the Existing Management Agreement to 1.25% of the Fund's weekly net assets. Other terms of the proposed Amended Management Agreement are discussed below under "The Amended Management Agreement." The Amended Management Agreement will take effect if and when it is approved by a vote of a majority of the outstanding shares of the Fund, as defined above. Until the Amended Management Agreement is approved, the Investment Manager has agreed to waive that portion of the investment management fees payable under the Existing Management Agreement that exceed an annual rate of 1.25% of the Fund's weekly net assets. The Board of Directors of the Fund is submitting the proposed Amended Management Agreement to the Fund's stockholders for approval.

REQUIRED VOTE

  Approval of the proposed Amended Management Agreement requires the affirmative vote of a majority of the Fund's outstanding shares, as defined above. For this purpose, both abstentions and broker non-votes will have the effect of a vote to disapprove the Amended Management Agreement. If the Amended Management Agreement is not approved by the Fund's shareholders, the Existing Management Agreement will remain in effect. In that event, the Investment Manager will continue to waive the portion of the investment management fees that exceed an annual rate of 1.25% of the Fund's weekly net assets. In addition, if an affirmative vote of stockholders is not obtained, the Existing Management Agreement will continue in effect for the time being, pending consideration by the directors of such further action as they may deem to be in the best interests of the Fund's stockholders.

THE INVESTMENT MANAGER

  The Investment Manager is a company incorporated in 1973 under the Companies Ordinance of Hong Kong, and is a wholly owned subsidiary of HSBC Holdings plc ("HSBC"), 10 Lower Thames Street, London, England EC3R 6AE, the parent of The Hongkong and Shanghai Banking Corporation Limited ("HongkongBank"), the largest banking organization in Hong Kong. HongkongBank was established in 1965 and has maintained a branch office in Shanghai throughout its history. HongkongBank also maintains branch offices in Beijing, Dalian, Qingdao, Shenzhen, Tianjin and Xiamen and representative offices in Chengdu, Guangzhou and Wuhan. The Investment Manager's principal address is 10/F Citibank Tower, 3 Garden Road, Hong Kong, and its affiliates maintain offices in Tokyo, Singapore and Melbourne.

  The Investment Manager is a registered investment adviser under the Investment Advisers Act of 1940 and provides portfolio management and named fiduciary services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and fixed income securities. The Investment Manager is party of a group of companies owned by HSBC which includes the James Capel Group and the Wardley Group. As of December 31, 1997, the investment advisers in the HSBC group, including the Investment Manager, had assets under management (including assets under fiduciary advisory control) totaling approximately $11.5 billion, of which approximately $45.8 billion were under the management of the Investment Manager. Funds managed by the Investment Manager in the Asia Pacific region (excluding Japan) currently amount to approximately $10.7 billion. The Investment Manager is involved in the management of the following additional funds:

                                                              ADVISORY FEE
                                                            (ANNUAL RATE OF
                                                          INVESTMENT MANAGER'S
                                                            COMPENSATION) AS
                                          NET ASSETS AT      PERCENTAGE OF
                                           DECEMBER 31,      AVERAGE DAILY
                                               1997            NET ASSETS
   FUND                                  ---------------- --------------------
   The HSBC China Fund Limited..........   US$4.6 million 1.25%
    (formerly the Wardley China Fund
    Limited)
   The HSBC Global Investment Fund...... US$125.2 million 0.5%
    (formerly the WGS Asian Fund)
   The ASEAN Fund (Listed Portion)...... US$133.6 million 0.70% of the first
                                                          US$100 million 0.50%
                                                          of the excess over
                                                          US$100 million
   The Asian Convertible and Income       US$16.5 million
    Fund................................                  0.4275%

The funds listed above are not registered under the Investment Company Act of 1940, and the Investment Manager has not served as an investment adviser to any investment company registered under the Investment Company Act of 1940 other than the Fund.

  As an investment adviser, the Investment Manager emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of equity investment opportunities worldwide. The Investment Manager draws upon the capabilities of its asset management specialists located in its various offices throughout the world. It also draws upon the research capabilities of its affiliates in the HSBC group of companies, as well as the research and investment ideas of other companies whose brokerage services the Investment Manager utilizes.

  The following table sets forth the name and principal occupation of the principal executive officers and of each director of the Investment Manager. The business address of each person listed below is: 10/F Citibank Tower, 3 Garden Road, Hong Kong.

                      POSITION WITH THE
         NAME         INVESTMENT MANAGER          PRINCIPAL OCCUPATION
         ----         ------------------          --------------------
 Bernard H. Asher          Director      Investment Operations, HSBC Asset Man-
                                          agement Limited (formerly Wardley In-
                                          vestment Services Limited)
 Robert E. Duggins         Director      Investment Operations, HSBC Asset Man-
                                          agement Hong Kong Limited (formerly
                                          Wardley Investment Services (Hong
                                          Kong) Limited)
 John W.C. Cheung          Managing      Investment Operations, HSBC Asset Man-
                           Director       agement Hong Kong Limited (formerly
                                          Wardley Investment Services (Hong
                                          Kong) Limited)
 Bryce D. McDonnell        Director      Investment Operations, HSBC Asset Man-
                                          agement Hong Kong Limited (formerly
                                          Wardley Investment Services (Hong
                                          Kong) Limited)
 Stella S.M. Yiu           Director      Investment Operations, HSBC Asset Man-
                                          agement Hong Kong Limited (formerly
                                          Wardley Investment Services (Hong
                                          Kong) Limited)
 Mike W. Gibbs-Harris      Director      Investment Operations, HSBC Asset Man-
                                          agement Hong Kong Limited (formerly
                                          Wardley Investment Services (Hong
                                          Kong) Limited)
 Graham B. Muirhead        Director      Investment Operations, HSBC Asset Man-
                                          agement Hong Kong Limited (formerly
                                          Wardley Investment Services (Hong
                                          Kong) Limited)
 Michael J. Roche          Director      Investment Operations, HSBC Asset Man-
                                          agement Hong Kong Limited (formerly
                                          Wardley Investment Services (Hong
                                          Kong) Limited)
 Brenda T.M. Yen           Director      Human Resources, HSBC Asset Management
                                          Hong Kong Limited (formerly Wardley
                                          Investment Services (Hong Kong) Lim-
                                          ited)
 Aza Y.M. Yung             Director      Investment Operations, HSBC Asset Man-
                                          agement Hong Kong Limited (formerly
                                          Wardley Investment Services (Hong
                                          Kong) Limited)
 Renu Bhatia               Director      Investment Operations, HSBC Asset Man-
                                          agement Hong Kong Limited (formerly
                                          Wardley Investment Services (Hong
                                          Kong) Limited)
 Peter W.L. Chung          Director      Investment Operations, HSBC Asset Man-
                                          agement Hong Kong Limited (formerly
                                          Wardley Investment Services (Hong
                                          Kong) Limited)

                   POSITION WITH THE
       NAME        INVESTMENT MANAGER            PRINCIPAL OCCUPATION
       ----        ------------------            --------------------
 Doris Kwan             Director      Investment Operations, HSBC Asset Manage-
                                       ment Hong Kong Limited (formerly Wardley
                                       Investment Services (Hong Kong) Limited)
 June W.M. Wong         Director      Investment Operations, HSBC Asset Manage-
                                       ment Hong Kong Limited (formerly Wardley
                                       Investment Services (Hong Kong) Limited)
 Rosanna A.L. Lam       Director      Investment Operations, HSBC Asset Manage-
                                       ment Hong Kong Limited (formerly Wardley
                                       Investment Services (Hong Kong) Limited)
 Paul M.Y. Chow     Chief Executive   Chief Executive, HSBC Asset Management
                      Officer and      Limited, Investment Operations, HSBC As-
                        Director       set Management Hong Kong Limited (for-
                                       merly Wardley Investment Services
                                       (Hong Kong) Limited)
 Man W. Chung           Director      Investment Operations, HSBC Asset Manage-
                                       ment Hong Kong Limited (formerly Wardley
                                       Investment Services (Hong Kong) Limited)
 King L. Au             Director      Investment Operations, HSBC Asset Manage-
                                       ment Hong Kong Limited (formerly Wardley
                                       Investment Services (Hong Kong) Limited)
 Anson Wang             Managing      Investment Operations, HSBC Asset Manage-
                        Director       ment Hong Kong Limited (formerly Wardley
                                       Investment Services (Hong Kong) Limited)
 Christine Y.S. So      Director      Investment Operations, HSBC Asset Manage-
                                       ment Hong Kong Limited (formerly Wardley
                                       Investment Services (Hong Kong) Limited)

  Since December 1, 1993, Ms. Stella S.M.Yiu has served as the portfolio manager for the Fund's portfolio of listed securities. Ms. Yiu holds a Bachelor of Arts degree in economics from Saint Catharine's College, Cambridge University. She is currently a director of HSBC Asset Management Hong Kong Limited (formerly Wardley Investment Services (Hong Kong) Limited) responsible for managing investments and formulating strategies for the Asia-Pacific equity markets. She has had over ten years of experience in portfolio management in Asia. Prior to joining HSBC Asset Management Hong Kong Limited, Ms. Yiu held a senior investment position at GT Management with responsibilities for Asian regional equity funds and dedicated country portfolios.

THE AMENDED MANAGEMENT AGREEMENT

  Under the terms of the Amended Management Agreement, the Investment Manager will make all investment decisions regarding the assets of the Fund (other than with respect to the portion of the Fund's assets allocated to be invested in direct investments), prepare and makes available research and statistical data, and supervise the purchase and sale of securities on behalf of the Fund, including the selection of brokers and dealers to carry out the transactions, all in accordance with the Fund's investment objective and policies and under the direction and control of the Fund's Board of Directors. The Investment Manager will also be responsible for maintaining records and furnishing or causing to be furnished all required records or other information of the Fund to the extent such records, reports and other information are not maintained or furnished by the Fund's administrators, custodians or other agents.

  Under the Amended Management Agreement, the Investment Manager will be permitted to provide investment advisory services to other clients, including clients who may invest in securities of China companies. Conversely, information furnished by others to the Investment Manager in the course of providing services to clients other than the Fund may be useful to the Investment Manager in providing services to the Fund.

  The Amended Management Agreement provides that the Investment Manager will not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Amended Management Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Amended Management Agreement.

  For its services under the Management Agreement, the Investment Manager will receive a fee (the "Investment Management Fee"), computed weekly and payable monthly, at an annual rate of 1.25% of the Fund's average weekly net assets. This fee is higher than those paid by most other U.S. investment companies, primarily because of the additional time and expense required in pursuing the Fund's objective of investing in equity securities of China companies, including direct investments in China companies. For services rendered by the Direct Investment Manager under the Direct Investment Management Agreement, the Investment Manager pays a portion of its fee to the Direct Investment Manager.

  For the fiscal year ended October 31, 1997, the Fund incurred commissions on the purchase and sale of securities of US$512,855 of which US$1,819 (0.35%) was paid to affiliates of the Investment Manager and the Direct Investment Manager.

  The Amended Management Agreement may be terminated at any time, without payment of any penalty, by the Fund or by the Investment Manager upon sixty days' written notice or by vote of the stockholders of the Fund. The Management Agreement will automatically terminate in the event of its assignment, as defined in the Investment Company Act of 1940.

  For the fiscal year ended October 31, 1997, the Investment Manager earned a fee of US$3,023,863, which was paid or payable by the Fund. From this fee, the Direct Investment Manager earned a fee of US$597,530, which was paid or payable by the Investment Manager.

  Pending shareholder approval of the Investment Manager's proposal to amend the Management Agreement to reduce its annual fee, it has waived 0.25% of the Investment Management Fee for the period from July 1, 1997 through October 31, 1997. As a result, the total amount of fees waived by the Investment Manager was US$201,165. If the Investment Management Fee had been reduced to 1.25% of the Fund's weekly net assets for the Fund's past fiscal year, the Investment Manager would have earned a fee of US$2,325,388, approximately 23% less than it is entitled to under the Existing Investment Management Agreement.

                                 MISCELLANEOUS

  Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of the Administrator. The Fund has retained Corporate Investor Communications, Inc. to assist in the proxy solicitation. The cost of their services is estimated at US$4,500. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

  In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by March 13, 1998, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

                             STOCKHOLDER PROPOSALS

  Any proposal by a stockholder of the Fund intended to be presented at the Annual Meeting of Stockholders of the Fund to be held in March 1999 must be received by the Fund, c/o HSBC James Capel, 140 Broadway, 5th Floor, New York, New York 10005, not later than October 16, 1998.

                                          By order of the Board of Directors,

                                          /s/ Thomas R. Callahan
                                          Thomas R. Callahan
                                          Secretary

140 Broadway
New York, New York
February 13, 1998

                             THE CHINA FUND, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS - March 13, 1998

The undersigned stockholder of The China Fund, Inc. (the "Fund") hereby appoints Thomas R. Callahan and Glenn Francis, or either of them, proxies of the undersigned, with full power of substitution to vote and to act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Rogers & Wells, 50th Floor, 200 Park Avenue, New York, New York 10166 at 10:00 a.m., local time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE STOCKHOLDERS, BUT IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2 AND 3 SET FORTH IN THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ANY AND ALL PROXIES WITH RESPECT TO SUCH SHARES HERETOFORE GIVEN BY THE UNDERSIGNED. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT DATED FEBRUARY 13, 1998.

     ---------------------------------------------------------------------
          PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY
                         USING THE ENCLOSED ENVELOPE.
     ---------------------------------------------------------------------

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
     ---------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-------------------------------             ------------------------------------

-------------------------------             ------------------------------------

-------------------------------             ------------------------------------

|_x PLEASE MARK VOTES
    AS IN THIS EXAMPLE

    -----------------------------------
            THE CHINA FUND, INC.
    -----------------------------------

RECORD DATE SHARES:

        1. The election of Class II Directors to serve a term expiring on the date on which the annual meeting is held in 2001.

                                                              With      For All
                                                       For    hold      Except
                      Mr. Michael F. Holland
                      Mr. Burton Levin
                      Mr. James J. Lightburn
                      Mr. David F.J. Paterson          [   ]   [   ]     [   ]


           If you do not want your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through that particular nominee's name. Your shares will be voted for the remaining nominee(s).

        2. The ratification of the selection of       For     Against   Abstain
           KMPG Peat Marwick L.L.P. as independent
           auditors of the Fund for its fiscal       [   ]     [   ]     [   ]
           year ending October 31, 1998.

        3. The approval of the Amended Investment     For     Against   Abstain
           Advisory and Management Agreement between
           the Fund and HSBC Asset Management Hong   [   ]     [   ]     [   ]
           Kong Limited.


Please be sure to sign and date this Proxy.            DATE

                            Mark box at right if an address              [   ]
                            change or comment has been noted on
                            the reverse side of this card.


Stockholder sign here                    Co-owner sign here

---------------------                    ------------------



DETACH CARD                                             DETACH CARD


                             THE CHINA FUND, INC.


Dear Stockholder,

Please take note of the important information enclosed with this proxy card. There are a number of issues related to the management and operations of your Fund that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your stock.

Please mark the boxes on this proxy card to indicate how your stock will be voted. Then sign the card, detach it and return it in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, which is scheduled to be held on March 13, 1998.

Thank you in advance for your prompt consideration of these matters.




Sincerely,

The China Fund, Inc.